Exhibit 10.9

EXECUTION COPY

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), dated as of December 22, 2014, is made by and among XCel Brands, Inc., a Delaware corporation, and its successors and/or assigns (the “Company”) and The H Company IP, LLC (the “Seller”).

WHEREAS, the Company and H Licensing LLC (collectively the “Buyers”) and the have entered into that certain Asset Purchase Agreement, dated as of December 22, 2014 (the “Purchase Agreement”), pursuant to which Buyers have acquired certain of the assets that relate to the Business (as defined in the Purchase Agreement) of the Seller and House of Halston, LLC;

WHEREAS, the Buyers and the Seller have entered into that certain Master License Agreement, dated as of December 22, 2014 (the “Master License Agreement”), pursuant to which Buyers shall grant an exclusive worldwide license of certain of Buyers’ intellectual property rights to Seller;

WHEREAS, pursuant to the terms of the Purchase Agreement, the Seller will be issued and shall receive XCel Shares (as defined herein);

WHEREAS, pursuant to the terms of the Purchase Agreement, the Seller will be issued and shall receive warrants (the “Warrants”) to purchase the Warrant Shares (as defined in the Purchase Agreement);

WHEREAS, pursuant to the terms of the Master License Agreement, the Seller may be issued XCel Shares; and

WHEREAS, on the terms and conditions set forth in the Purchase Agreement, the Master License Agreement and the Warrants, the Holder desires and agrees to be bound by the restrictions on transfer, and to vote all XCel Shares issued to them pursuant to the terms of the Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows (with all capitalized terms used and not otherwise defined herein having their respective meanings as set forth in the Purchase Agreement):

1.    Definitions. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement. For the purposes of this Agreement, the following terms shall have the respective meanings set forth below or elsewhere in this Agreement as referred to below:

“Affiliate” shall mean (i) any other person or entity who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such Holder or a member such Holder’s Immediate Family or (ii) a member of such Holder’s Immediate Family. For purposes of this definition, control of an entity means the power, directly or indirectly, to direct or cause the direction of the management and policies of such entity whether by contract, securities ownership or otherwise; and the terms “controlling” and “controlled” shall have the respective meanings correlative to the foregoing.

“Common Stock” shall mean common stock, par value $0.01 per share, of the Company.

“Holder” means the Seller for so long as it owns any XCel Shares, and its permitted successors, assigns and direct and indirect transferees who are Related Parties and who become beneficial owners of XCel Shares.

“Immediate Family” member means any relationship by blood, marriage or adoption, not more remote than first cousin) and any person (other than a tenant or employee) sharing the household of such person.

“Transfer” means to (i) sell, transfer, assign, or otherwise dispose of, or (ii) enter into any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of.

“Xcel Shares” shall mean any other shares of Common Stock or other capital stock of the Company issued to the Seller pursuant to the Purchase Agreement or the Master License Agreement, the Warrant Shares which may be issued upon exercise of the Warrant, together with any capital stock of the Company issued to the Seller in respect of the foregoing as a result of any stock split, stock dividend, recapitalization, reclassification, exchange or similar event or otherwise.

2.    Agreement to Vote Shares; Irrevocable Proxy. The Holder hereby appoints Robert D’Loren, or in the event that Robert D’Loren is not the Chief Executive Officer of the Company, such person as the Board of Directors of the Company may appoint after the date of this Agreement (the “Proxy Holder”) its proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the XCel Shares. Holder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and limited power of attorney. The proxy and limited power of attorney granted hereunder by Holder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by Holder with respect to the matters contemplated hereunder. The power of attorney granted by Holder herein is a limited durable power of attorney and shall survive the bankruptcy, death or incapacity of the Holder. The proxy and limited power of attorney granted hereunder shall terminate upon the termination of this Agreement. All parties hereto acknowledge and agree that the Proxy Holder shall, and the Holder hereby irrevocably consents to, vote all XCel Shares owned by them in favor of matters recommended or approved by the Board of Directors of the Company, or, if such matters are neither recommended nor approved by the Board of Directors of the Company, then at the direction of the Board of Directors of the Company, in respect of all matters for which stockholder approval is sought or required.

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3.    No Voting Trusts or Other Arrangements. The Holder agrees that it will not, and will not permit any entity under its control to, grant any proxies with respect to the XCel Shares or subject any of the XCel Shares to any arrangement with respect to the voting of the XCel Shares other than pursuant to this Agreement.

4.    Transfer and Encumbrance.

(a)      The Holder represents and warrants that (i) Holder shall not grant any liens, claims, charges, security interests or other encumbrances on the XCel Shares, other than those that may be created by the Purchase Agreement, the Lock-Up Agreement, and this Agreement; (ii) Holder shall not grant any options, warrants or other rights, agreements, arrangements or commitments of any character relating to the pledge, disposition or voting of the XCel Shares; and (iii) Holder shall not enter into any voting trusts or voting agreements with respect to the XCel Shares, other than this Agreement, the Purchase Agreement and applicable trust agreements for estate planning purposes, including but not limited to charitable remainder trusts. The Holder represents and warrants as of the date of this Agreement (i) that Holder has full power and authority to enter into, execute and deliver this Agreement and to perform fully the Holder’s obligations hereunder, and (ii) this Agreement constitutes the legal, valid and binding obligation of the Holder in accordance with its terms. The Holder covenants that the representations and warranties shall be true and correct as of the date of the issuance of each XCel Share, if such shares are ever issued. Notwithstanding the foregoing to the contrary, Holder may pledge the XCel Shares as collateral security to Pathlight Capital LLC (to secure Holder’s obligations to Pathlight Capital LLC under certain senior financing arrangement of Pathlight Capital LLC and Holder); provided however, that any such Xcel Shares shall remain subject to the Lock-Up Agreement.

(b)      In the event the Holder desires to Transfer any XCel Shares to one or more partners or members of such Holder, if applicable, or to an Affiliate of such Holder, or to a member of any such transferee’s Immediate Family, if applicable, (in each case, a “Related Party”), such Holder may Transfer such XCel Shares only if, as precondition to such Transfer, the Related Party agrees in writing, reasonably satisfactory in form and substance to the Company and Proxy Holder, to be bound by this Agreement. Except to the extent prohibited under the Lock-Up Agreement and applicable law, a Holder may, at any time and from time to time, Transfer some or all of the XCel Shares held by such Holder to a person or entity who is not a Related Party, and the XCel Shares so Transferred shall be free and clear of any restrictions under this Agreement (including, without limitation, those restrictions contained in Section 2).

5.    No Obligation of Company. Nothing in this Agreement constitutes an obligation of the Company to issue any XCel Shares and the Holder acknowledges and agrees that the determination of issuance of any XCel Shares shall be made in accordance with the Purchase Agreement, the Employment Agreement or other agreement with the Company.

6.    Specific Performance. Each party hereto acknowledges that it will be difficult to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party’s seeking or obtaining such equitable relief.

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7.    Entire Agreement. The Purchase Agreement, Master License Agreement, the Related Agreements and this Agreement supersede all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provision hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

8.    Notices. All notices and other communications pursuant to this Agreement shall be in writing, either hand delivered or sent by certified or registered mail with charges prepaid or by commercial courier guaranteeing next business day delivery, or sent by facsimile, and shall be addressed:

(i)      in the case of the Company, to the Company at its principal office set forth in the Purchase Agreement; and

(ii)     in the case of a Holder, to the address provided by such Holder to the Company.

Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) when delivered in hand to the party to which it was directed, (ii) if sent by facsimile or electronic mail and properly addressed in accordance with the foregoing provisions of this Section 8, when received by the addressee, provided a copy is sent via first-class mail, postage prepaid, (iii) if sent by commercial courier guaranteeing next business day delivery, on the business day following the date of delivery to such courier, or (iv) if sent by first-class mail, postage prepaid, and properly addressed in accordance with the foregoing provisions of this Section 8, (A) when received by the addressee, or (B) on the third business day following the day of dispatch thereof, whichever of (A) or (B) shall be the earlier.

9.     Miscellaneous.

(a)     In addition to other legends that are required, either by agreement or by federal or state securities laws, each certificate representing any of the Shares shall be marked by the Company with a legend substantially in the following form:

“THE SALE, TRANSFER, HYPOTHECATION, NEGOTIATION, PLEDGE, ASSIGNMENT, ENCUMBRANCE, GRANT OF ANY OPTION, WARRANT OR OTHER RIGHT TO PURCHASE, OR OTHER DISPOSITION (COLLECTIVELY, “TRANSFER”) OF THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AND A GRANT OF PROXY PURSUANT TO THAT CERTAIN VOTING AGREEMENT BY AND BETWEEN XCEL BRANDS, INC. AND THE HOLDER NAMED THEREIN, DATED AS OF DECEMBER 22, 2014 (THE “VOTING AGREEMENT”), COPIES OF EACH OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF XCEL BRANDS, INC. NO TRANSFER OF THE SHARES MAY BE MADE UNLESS SPECIFIC CONDITIONS OF THE VOTING AGREEMENT ARE SATISFIED.”

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(b)     THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Delaware and the federal courts of the United States of America, in each case sitting in Delaware, solely in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

(c)      EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY.

(d)     If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

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(e)     This Agreement may be executed in one or more counterparts (including by facsimile), each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(f)      This Agreement shall terminate automatically upon the earlier of: (i) the Transfer of all XCel Shares held by the Holder to persons or entities who are not Related Parties of the Holder; (ii) the occurrence of a Change of Control; or (iii) a failure by the Company to pay any material amount due to Seller under the terms of the Master License Agreement after being given a reasonable opportunity to cure.

(g)     Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

(h)     No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto. Any assignment contrary to the provisions of this Section 9(h) shall be null and void.

(i)      Notwithstanding anything in this Agreement to the contrary, if there shall at any time be more than one Holder, the representations, warranties and covenants of each such Holder set forth herein shall be joint and several.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Voting Agreement as of the date first written above.

XCEL BRANDS, INC.

By:	/s/ James Haran
Name: James Haran
Title: Chief Financial Officer

Signature Page to Voting Agreement

HOLDER:

THE H COMPANY IP, LLC

By:	/s/ Benjamin Malka
Name: Benjamin Malka
Title: Chief Executive Officer

Signature Page to Voting Agreement